[EXECUTION COPY]

              			       SECOND AMENDMENT

	                      		     TO

	        	 THIRD AMENDED AND RESTATED CREDIT AGREEMENT




		THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Second Amendment") dated as of November
28, 1995 relates to that certain Credit Agreement dated as of July 31, 1987, as amended and restated as of November 5, 1987, as further amended and restated as of February 17, 1993 and as further amended and restated as of December 16, 1994 (as so amended and restated, and as further amended by the First
Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 1995, the "Credit Agreement") among The Southland Corporation, a Texas corporation ("Southland"), the financial institutions party thereto as "Senior Lenders" and "Issuing
Banks", Citicorp North America, Inc., a Delaware corporation, as administrative agent for the Senior Lenders and the Issuing Banks (in such capacity, together with any successor administrative agent appointed pursuant to Section 12.07 thereof, the "Administrative Agent") and The Sakura Bank, Limited, New York Branch, as Co-Agent.




		1 .     DEFINITIONS.  Capitalized terms defined in the
Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

		2 .     AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the
"Second Amendment Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

			1       AMENDMENTS TO SECTION 1.01.  Section 1.01 of
		the Credit Agreement is hereby amended as follows:

 			(a) The definition of "CAPITAL EXPENDITURES" is hereby deleted in its entirety and the following is inserted in lieu thereof:

	  	"CAPITAL EXPENDITURES" shall mean, for any period,
		(i) the aggregate of all expenditures (whether paid in cash or accrued as liabilities during that period but excluding that portion deemed as Capital Leases) by Southland and its Subsidiaries during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed asset accounts reflected in the consolidated balance sheet of Southland and its
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		Subsidiaries, MINUS (ii) the amount of expenditures
		included in CLAUSE (i) which are accrued during the then current fiscal quarter and the three (3) immediately preceding fiscal quarters of Southland and its Subsidiaries with respect to which the properties relating to such expenditures are subject to sale and leaseback transactions permitted by SECTION 8.01(v)(B) and consummated during such current fiscal quarter.

 		(b)  The definition of "CONSOLIDATED FIXED
	 CHARGES" is hereby amended by restating the second parenthetical phrase in clause (ii) therein in its entirety to read as follows:

  		(including the principal component of Capital Lease obligations and excluding (A) prepayments of scheduled principal payments (including principal due at maturity) on the Senior Subordinated Debentures in connection with the Senior Subordinated Debenture Repurchase and (B) prepayments of Other Indebtedness of Southland in an aggregate amount not to exceed (X) $300,000,000, MINUS (Y) the aggregate amount paid by or on behalf of Southland in connection with all prepayments made pursuant to the immediately preceding clause (A))

		(c)  The following definition of "SECOND
	 AMENDMENT" is hereby added immediately following the definition of "SECOND AMENDED AND RESTATED CREDIT
	 AGREEMENT":

  			"SECOND AMENDMENT" shall mean the Second Amendment
	  	to Third Amended and Restated Credit Agreement dated as of November 28, 1995.

			(d)  The following definition of "SENIOR
	 SUBORDINATED DEBENTURE REPURCHASE" is hereby added immediately following the definition of "SENIOR SUBORDINATED DEBENTURE INDENTURES":

  			"SENIOR SUBORDINATED DEBENTURE REPURCHASE" shall
	  	mean (i) the issuance by Southland of Subordinated Indebtedness in an aggregate principal amount of not less than $300,000,000 to the Purchaser pursuant to a subordinated promissory note in substantially the form attached as Annex A to the Second Amendment and (ii) the repurchase for cancellation with the proceeds of

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  		such Subordinated Indebtedness of certain of (A)
	  	Southland's outstanding 5% First Priority Senior Subordinated Debentures due December 15, 2003 and (B) Southland's 4.5% Second Priority Senior Subordinated Debentures (Series A) due June 15, 2004.

  	1   AMENDMENTS TO SECTION 8.01.

			(a) Section 8.01(iii) of the Credit Agreement is hereby amended by deleting provisions thereof in their entirety and inserting in lieu thereof the following:

  			(iii) Subordinated Indebtedness and extensions, renewals, replacements and refinancings thereof which
	  	satisfy the criteria set forth in the definition of "Subordinated Indebtedness", the aggregate principal amount of which shall not exceed the aggregate principal amount of Subordinated Indebtedness outstanding as of the Second Amendment Effective Date under (and as defined in) the Second Amendment (which aggregate principal amount shall not exceed $750,000,000), as certified by Southland in a written notice delivered to the Administrative Agent within ten
  		(10) Business Days after such Second Amendment
  		Effective Date (together with, in the case of a refinancing, interest accrued thereon and reasonable
		  costs incurred in connection with the refinancing);

			(b) Section 8.01(v) of the Credit Agreement is hereby amended by deleting the provisions of subclauses (A) and (B) thereof in their entirety and inserting in lieu thereof the following:

  		(A) Capital Lease obligations (other than such obligations included in Permitted Existing Indebtedness) and Indebtedness incurred in connection with Capital Expenditures (and within a reasonable period of time thereafter), if (1) such Capital Lease obligations and Indebtedness are incurred in connection with the acquisition of assets at fair value after the Effective Date and
	  	(2) such Capital Lease Obligations and
	  	Indebtedness are either unsecured or secured by the assets subject to such Capital Lease or constituting such Capital Expenditure and other assets securing Capital Lease obligations and Indebtedness incurred in connection with Capital

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  		Expenditures in each case which are part of the
	  	same transaction, (B) sale and leaseback transactions, if (1) the obligations and Indebtedness incurred in connection with such transaction are either unsecured or secured only by the assets subject to such transactions and (2) the aggregate principal amount of such obligations and Indebtedness (other than such obligations or Indebtedness included in Permitted Existing Indebtedness) does not exceed $50,000,000 at any time outstanding;

			1   AMENDMENTS TO SECTION 8.02(a).  Section 8.02(a)
	 of the Credit Agreement is hereby amended as follows:

			(a) by deleting in its entirety the reference to "CLAUSES (i), (iii) or (iv)" therein and inserting in lieu thereof a reference to "CLAUSES (i), (iii), (iv) or (v)";

			(b)  by deleting the word "or" immediately
	 preceding clause (iv) thereof and inserting in lieu thereof a comma; and

			(c)  by deleting the period at the end of clause
	 (iv) thereof and inserting in lieu thereof the following:
	 "or (v) dispositions of assets in sale and leaseback transactions permitted by SECTION 8.11."



			1   AMENDMENTS TO SECTION 8.04.  Section 8.04 of
	 the Credit Agreement is hereby amended as follows:

			(a)  by deleting the word "and" immediately
	 preceding clause (xv) thereof; and

			(b)  by deleting the period at the end of clause
	 (xv) thereof and inserting in lieu thereof the following:
	 "; and (xvi) other Accommodation Obligations in an aggregate amount not to exceed $5,000,000 at any time outstanding."



			.1   AMENDMENT TO SECTION 8.05(iii).  Section
	 8.05(iii) of the Credit Agreement is hereby amended by deleting in its entirety the phrase "all repurchases or redemptions in excess of the amount required to satisfy sinking fund payments which shall become due with respect to such debentures prior to the Revolving Credit Termination Date" therein and inserting in lieu thereof the following:
	 "to the extent that the aggregate amount of payments made by

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	 or on behalf of Southland with respect to all such
	 repurchases and redemptions exceeds $300,000,000, such repurchases and redemptions"

			.2   AMENDMENT TO SECTION 8.12(b).  Section 8.12(b)
	 of the Credit Agreement is hereby amended by deleting the provisions thereof in their entirety and inserting in lieu thereof the following:

  			(b) NOTICES. Southland shall deliver to the Administrative Agent (i) a copy of each notice or
	  	other communication delivered by or on behalf of Southland to any trustee under any Subordinated Indebtedness indenture or to any holder (in its capacity as such) of any Subordinated Indebtedness not issued pursuant to an indenture, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such trustee or such holder, and (ii) a copy of each notice or other communication received by Southland from any trustee under any Subordinated Indebtedness indenture or from any holder (in its capacity as such) of any Subordinated Indebtedness not issued pursuant to an indenture, such delivery to be made promptly after such notice or other communication is received by Southland.

		1 .     REPRESENTATIONS AND WARRANTIES.  Southland hereby
represents and warrants to each Senior Lender, each Issuing Bank, the Administrative Agent and the Co-Agent that (a) each of the statements set forth in Section 5.01 (other than the statements set forth in Section 5.01(iii)(A)) of the Credit Agreement are true, correct and complete on and as of the Second Amendment
Effective Date as though made to each Senior Lender, each Issuing
Bank, the Administrative Agent and the Co-Agent on and as of such date and (b) as of the Second Amendment Effective Date, no Event of Default or Potential Event of Default under Section 11.01(a) of the Credit Agreement or (by reason of a breach of one or more covenants set forth in Article IX of the Credit Agreement)
Section 11.01(b) of the Credit Agreement has occurred and is continuing or will result from the Senior Subordinated Debenture
Repurchase.

		2 .     SECOND AMENDMENT EFFECTIVE DATE.  This Second
Amendment shall become effective as of the date first above written (the "Second Amendment Effective Date") upon the satisfaction of the following conditions:

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 		(a)  the Administrative Agent's receipt of counterparts
	 hereof executed by Southland, the Administrative Agent and the Requisite Senior Lenders;

 		(b) an opinion of Bryan F. Smith, general counsel to the Borrower, dated the Second Amendment Effective Date and addressed to the Administrative Agent, the Senior Lenders and the Issuing Banks with respect to the Senior Subordinated Debenture Repurchase, in form and substance satisfactory to the Administrative Agent and the Requisite Senior Lenders;

 		(c) an opinion of Shearman & Sterling, special counsel to the Borrower, dated the Second Amendment Effective Date and addressed to the Administrative Agent, the Senior
	 Lenders and the Issuing Banks with respect to the Senior Subordinated Debenture Repurchase, in form and substance satisfactory to the Administrative Agent and the Requisite Senior Lenders;

 		(d) the tender for repurchase and cancellation by the holders thereof of Senior Subordinated Debentures in a face amount sufficient to cause the aggregate outstanding principal amount of Subordinated Indebtedness of Southland as of the Second Amendment Effective Date, together with all other Indebtedness of Southland as of the Second Amendment Effective Date, not to violate Section 8.01 of the Credit Agreement (after giving effect to this Second Amendment);
	 and

 		(e) the receipt by Southland or its agent of not less than $300,000,000 in gross proceeds of Subordinated
	 Indebtedness issued pursuant to a subordinated promissory
	 note in substantially the form attached hereto as ANNEX A and made a part hereof.

		1 .     MISCELLANEOUS.  This Second Amendment is a Loan
Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.
 Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit
Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any

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Senior Lender or Issuing Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan
Documents.

		2 .     COUNTERPARTS.  This Second Amendment may be
executed in any number of counterparts which together shall constitute one instrument.

		3 .     GOVERNING LAW.  THIS SECOND AMENDMENT, AND ALL
ISSUES RELATING TO THIS AMENDMENT, INCLUDING THE VALIDITY,
ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS AMENDMENT
OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE
DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE
OF NEW YORK.

		IN WITNESS WHEREOF, the Administrative Agent, the
Requisite Senior Lenders and Southland have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWER:                               THE SOUTHLAND CORPORATION




	 By:      /S/
     ________________________________
				Title:


ADMINISTRATIVE
AGENT:                          CITICORP NORTH AMERICA, INC.,
                      				      as Administrative Agent




	 By:      /S/
     ________________________________
				Title:






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SENIOR LENDERS:         THE ASAHI BANK, LTD., NEW YORK
                        BRANCH




	 By:      /S/
     ________________________________
				Title:


 	                     	THE BANK OF TOKYO TRUST COMPANY




	 By:      /S/
     ________________________________
				Title:


			                     BANKERS TRUST COMPANY




	 By:      /S/
     ________________________________
				Title:


                     			CHEMICAL BANK




	 By:      /S/
     ________________________________
				Title:


                     			CIBC, INC.




	 By:      /S/
     ________________________________
				Title:




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                      		CITICORP USA, INC.



	 By:      /S/
     ________________________________
				Title:


                      			THE FUJI BANK, LIMITED, HOUSTON
                        	AGENCY



		By:      /S/
     _______________________________
					       Title:


		                       THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY




	 By:      /S/
     ________________________________
     Title:


		                       THE MITSUI TRUST AND BANKING
                        	COMPANY, LIMITED, NEW YORK BRANCH




	 By:      /S/
     ________________________________
     Title:


	                       	NATIONSBANK OF TEXAS, N.A.



	 By:      /S/
     ________________________________
     Title:




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                       		THE SAKURA BANK, LIMITED, NEW YORK BRANCH




	 By:      /S/
     ________________________________
     Title:








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               				   ANNEX A
				                    TO
			              SECOND AMENDMENT



	      FORM OF SUBORDINATED INDEBTEDNESS PROMISSORY NOTE

                   				  Attached.





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